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                                                                EXHIBIT 10.9(ii)
                                  AMENDMENT ONE
                                  -------------
                                       TO
                                       --
                              EMPLOYMENT AGREEMENT
                              --------------------

         This AMENDMENT ONE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the "Company") and Michael D. Houk (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 12th day of August, 2000, as follows:

1. Effective January 1, 2002, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31/st/ day of December, 2003.

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT ONE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Michael D. Houk                             Anthem Insurance Companies, Inc.

  /s/ Michael D. Houk                       By:   /s/ Larry C. Glasscock
------------------------------------            --------------------------------

                                            Name: Larry C. Glasscock

                                            Title: President and CEO